EXHIBIT 24

POWER OF ATTORNEY

The PNC Financial Services Group, Inc.

Dividend Reinvestment and Stock Purchase Plan

Each of the undersigned officers and/or directors of The PNC Financial Services Group, Inc. (“PNC”) hereby names, constitutes and appoints Richard J. Johnson, Samuel R. Patterson, Karen M. Barrett and George P. Long, III, and each of them individually, with full power to act without the others and with full power of substitution and re-substitution the undersigned’s true and lawful attorney-in-fact and agent to execute for the undersigned and in his or her name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of PNC common stock in connection with the above-referenced plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person.

And each of the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the following persons have duly signed this Power of Attorney as of this 4th day of August, 2006.

Name/Signature	Capacity

/s/ James E. Rohr James E. Rohr	Chairman, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Richard J. Johnson Richard J. Johnson	Senior Vice President and Chief Financial Officer

/s/ Samuel R. Patterson Samuel R. Patterson	Controller (Principal Accounting Officer)

POWER OF ATTORNEY

The PNC Financial Services Group, Inc.

Dividend Reinvestment and Stock Purchase Plan

Each of the undersigned directors of The PNC Financial Services Group, Inc. (“PNC”) hereby names, constitutes and appoints Richard J. Johnson, Samuel R. Patterson, Karen M. Barrett and George P. Long, III, and each of them individually, with full power to act without the others and with full power of substitution and re-substitution the undersigned’s true and lawful attorney-in-fact and agent to execute for the undersigned and in his or her name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of PNC common stock in connection with the above-referenced plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person.

And each of the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the following persons have duly signed this Power of Attorney as of this 19th day of July, 2006.

Name/ Signature	Capacity

/s/ Paul W. Chellgren Paul W. Chellgren	Director

/s/ Robert N. Clay Robert N. Clay	Director

/s/ J. Gary Cooper J. Gary Cooper	Director

/s/ George A. Davidson, Jr. George A. Davidson, Jr.	Director

/s/ Kay Cole James Kay Cole James	Director

/s/ Richard B. Kelson Richard B. Kelson	Director

/s/ Bruce C. Lindsay Bruce C. Lindsay	Director

/s/ Anthony A. Massaro Anthony A. Massaro	Director

/s/ Thomas H. O’Brien Thomas H. O’Brien	Director

/s/ Jane G. Pepper Jane G. Pepper	Director

/s/ Lorene K. Steffes Lorene K. Steffes	Director

/s/ Dennis F. Strigl Dennis F. Strigl	Director

/s/ Stephen G. Thieke Stephen G. Thieke	Director

/s/ Thomas J. Usher Thomas J. Usher	Director

/s/ George H. Walls, Jr. George H. Walls, Jr.	Director

/s/ Helge H. Wehmeier Helge H. Wehmeier	Director